Exhibit 3.223

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “FIRETOWER LANDFILL, LLC” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF FORMATION, FILED THE THIRTIETH DAY OF SEPTEMBER, A.D. 2005, AT 12:44 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “ADVANCED DISPOSAL SERVICES MISSISSIPPI, LLC” TO “FIRETOWER ROAD LANDFILL, LLC”, FILED THE SIXTEENTH DAY OF JUNE, A.D. 2006, AT 11:53 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “FIRETOWER ROAD LANDFILL, LLC” TO “FIRETOWER LANDFILL, LLC”, FILED THE TWENTY-NINTH DAY OF JUNE, A.D. 2006, AT 5:05 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “FIRETOWER LANDFILL, LLC”.

Jeffrey W. Bullock, Secretary of State

Authentication: 9957538

Date: 11-01-12

State of Delaware

Secretary of State

Division of Corporations

Delivered 01:37 PM 09/30/2005

FILED 12:44 PM 09/30/2005

SRV 050803060 – 4038725 FILE

CERTIFICATE OF FORMATION

OF

ADVANCED DISPOSAL SERVICES MISSISSIPPI, LLC

ARTICLE I – NAME

The name of this Limited Liability Company is Advanced Disposal Services Mississippi, LLC (the “Company”).

ARTICLE II – INITIAL REGISTERED OFFICE AND AGENT

The street address of the initial registered office of the Company is 1209 Orange Street, Wilmington, Delaware 19801, and the name of its initial registered agent at such address is The Corporation Trust Company.

ARTICLE III – OPERATING AGREEMENT

The rights and duties of the members of the Company are set forth in the Operating Agreement of the Company.

IN WITNESS WHEREOF, the undersigned authorized person of the Company has executed this Certificate of Formation this 30th day of September, 2005.

ADVANCED DISPOSAL SERVICES MISSISSIPPI, LLC

Michael A. Wodrich

Authorized Person of Company

State of Delaware

Secretary of State

Division of Corporations

Delivered 12:14 PM 06/16/2006

FILED 11:53 AM 06/16/2006

SRV 060582796 – 4038725 FILE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

ADVANCED DISPOSAL SERVICES MISSISSIPPI, LLC

Pursuant to the provisions of Section 18-202 of the Delaware Statutes, the undersigned, being the sole Member of Advanced Disposal Services Mississippi, LLC (the “Company”), a limited liability company existing under the laws of the State of Delaware, does hereby state:

1. The name of this limited liability company is Advanced Disposal Services Mississippi, LLC.

2. The amendment adopted is an amendment to Article I of the Certificate of Formation of this Company deleting such paragraph in its entirety to read as follows:

“ARTICLE I – NAME

The name of this limited liability company is Firetower Road Landfill, LLC (the “Company”).”

IN WITNESS WHEREOF, the undersigned authorized person of the Company has executed this Certificate of Amendment this 16th day of June, 2006.

ADVANCED DISPOSAL SERVICES, INC.

By:

Felix A. Crawford – CEO

State of Delaware

Secretary of State

Division of Corporations

Delivered 06:15 PM 06/29/2006

FILED 05:05 PM 06/29/2006

SRV 060628250 – 4038725 FILE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

FIRETOWER ROAD LANDFILL, LLC

Pursuant to the provisions of Section 18-202 of the Delaware Statutes, the undersigned, being the sole Member of Firetower Road Landfill, LLC (the “Company”), a limited liability company existing under the laws of the State of Delaware, does hereby state:

1. The name of this limited liability company is Firetower Road Landfill, LLC.

2. The amendment adopted is an amendment to Article I of the Certificate of Formation of this Company deleting such paragraph in its entirety to read as follows:

“ARTICLE I – NAME

The name of this Limited Liability Company is Firetower Landfill, LLC (the “Company”).”

IN WITNESS WHEREOF, the undersigned member has executed this Certificate of Amendment this 29th day of June, 2006.

ADVANCED DISPOSAL SERVICES, INC.

By:

Charles A. Appleby – President